Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit 10.6

MASTER SUPPLY AGREEMENT

between

REC AMERICAS LLC

3592 Sacramento Drive, Ste 170

San Luis Obispo, CA 93401

USA

-hereinafter referred to as “REC”-

and

POWERSECURE SOLAR, LLC

1609 Heritage Commerce Court

Wake Forest, NC 27587

-hereinafter referred to as “Customer”-

REC and Customer hereinafter jointly referred to as

the “Parties” and individually as a “Party”.

entered into on August 15, 2014 (“Effective Date”)

[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

WHEREAS:

A.	REC is a supplier of photovoltaic solar panels.

B.	Customer has signed an EPC Contract with the Owner for a [***] AC utility-scale project at [***], and will design DC capacity to [***] DC using REC [***] (“Project”).

C.	Customer desires to purchase REC’s Products with the Product Specifications, under the terms and conditions as set out herein.

NOW THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged and, intending to be legally bound, the Parties agree as follows:

1.	DEFINITIONS

Additional Delay Liquidated Damages	shall mean United States Dollar twenty thousand (US$20,000) per calendar day.

Agreement	shall mean this Master Supply Agreement.

Affiliate	shall mean any company/entity which is owned or controlled directly or indirectly by a Party holding more than fifty percent (> 50%) of the issued share capital and/or voting rights of that company/entity, or which owns or controls, directly or indirectly, more than fifty percent (> 50%) of the issued share capital and/or voting rights of a Party, or which is under the common control as the Party, where control shall mean the holding directly or indirectly of more than fifty percent (> 50%) of the issued share capital and/or voting rights of that company/entity and the Party.

Delay Liquidated Damages	shall mean United States Dollar twenty thousand (US$20,000) per calendar day.

Deposit	shall have the meaning ascribed to it in Section 2.3.

EPC Contract	shall mean the engineering, procurement and construction contract or agreement (or document of like nature by whatever name called) signed by Customer with the Owner for the development of the Project.

Expiration Date	shall mean December 31, 2016.

Incremental Deposit	shall have the meaning ascribed to it in Section 2.3.

Owner	shall mean Georgia Power Company (a subsidiary of Southern Company).

Products	shall mean the photovoltaic modules each of which has [***] cells, and has a wattage of [***], supplied by REC for the Project as more particularly set forth in the relevant Purchase Order.

Master Supply Agreement – [***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Product Price	shall mean the price of the Products as agreed in accordance with Section 4 of this Agreement.

Product Quantity	shall mean the quantity of Products to be supplied by REC for the Project as more particularly set forth in the relevant Purchase Order.

Product Specifications	shall mean the specifications of the Products set out in Schedule 1.1.

Purchase Order	shall mean the document the form of which is attached as Schedule 3.1.

Territory	shall mean North America.

2.	SCOPE OF AGREEMENT

2.1 This Agreement shall govern all purchases of Products by Customer for the Project during the Term.

2.2 Customer shall exclusively purchase the Products from REC for the purpose of integration of the Products into solar photovoltaic systems to be developed by the Customer for the Project to fulfill its obligations under the EPC Contract. Provided REC does not default on the terms of this Agreement, Customer shall not purchase photovoltaic solar panels from third parties for the Project without the prior approval of REC.

2.3 Customer shall pay REC a non-refundable deposit (“Deposit”) equal to 7.5% of the total Product Prices of the Products, not later than September 15, 2014. If Owner does not issue a Notice To Proceed as defined in the EPC Contract prior to October 15, 2014, Customer shall pay REC an incremental non-refundable deposit equal to 2.5% of the total Product Prices of the Products (“Incremental Deposit”) by October 22, 2014 in order to extend Cancel End Date, as defined in Section 3.3, to November 15, 2014. Time shall be of the essence for the receipt of the Deposit and Incremental Deposit by REC, failing which REC shall be entitled to immediately terminate the Agreement or any Purchase Order issued under the Agreement.

2.4 REC shall furnish supply bond(s) equal to 100% of the total value of the Purchase Order issued by an A- rated or better insurance company in the United States on terms set forth in Exhibit B and referenced in Sections 8.4 and 10.4. REC shall furnish the supply bond(s) within five business days from the signing of this Agreement, in a form that is acceptable to Customer and Customer’s surety, at their sole discretion. The cost of the supply bond(s) equal to [***] of the total Product Prices shall be borne by Customer and invoiced by and paid to REC in accordance with the spreadsheet set out in Exhibit D.

3.	PURCHASE ORDERS

3.1 Subject to the terms and conditions in this Agreement, the Parties shall agree on and sign separate Purchase Orders which constitute a binding commitment for the Customer to purchase Products and for REC to deliver such Products.

3.2 The Parties explicitly agree that the terms and conditions of this Agreement shall govern all Purchase Orders and will prevail over any additional or different terms and conditions of any kind contained in any standard business forms used by Customer. Any such additional or different terms and conditions provided by Customer shall not apply, even if REC fails to expressly reject such terms and conditions or if REC confirms such terms and conditions without objection.

Master Supply Agreement – [***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3.3 Purchase Order may be cancelled by Customer within ninety (90) days following REC’s receipt of Customer’s Deposit specified in Section 2.3, or November 15, 2014, whichever is earlier (“Cancel Period End”), without penalty, provided that REC shall be entitled to retain the Deposit and Incremental Deposit for its own benefit upon cancellation of the Purchase Order as set out in the following sentence. If Customer cancels Purchase Order prior to October 16, 2014, REC shall be entitled to retain the Deposit of 7.5% for its own benefit upon cancellation of the Purchase Order. If Customer cancels Purchase Order after October 15, 2014 and prior to the Cancel Period End, REC shall be entitled to retain the total Deposit and Incremental Deposit of 10% for its own benefit upon cancellation of the Purchase Order.

After the Cancel Period End, if the Customer cancels the Purchase Order:

(a)	REC shall be entitled to retain the Deposit and Incremental Deposit for its own benefit upon cancellation of the Purchase Order;

(b)	Where the cancellation occurs within three (3) months prior to the scheduled delivery dates of the Products, Customer shall pay to REC for the full Product Price of the Products of which the Purchase Order is cancelled, within fourteen (14) days of the cancellation; and

(c)	Where the cancellation occurs earlier than three (3) months prior to the schedule delivery dates of the Products, Customer shall use its reasonable efforts to sell the Products allocated for the Customer under this Agreement to third parties based on the prevailing market prices (“Third-Party Sale Price”).

(i)	Customer shall pay to REC a cancellation charge of five per-cent (5%) of the Product Price plus the difference in the Product Price and the Third-Party Sale Price (if such Product Price exceeds the Third-Party Sale Price) of the Products for which the Purchase Order is cancelled; or

(ii)	Where the sale of the Products to the third parties occur after four (4) weeks of the cancellation, Customer shall pay to REC a cancellation charge of ten per-cent (10%) of the Product Price plus the difference in the Product Price and the Third-Party Sale Price (if such Product Price exceeds the Third-Party Sale Price) of the Products for which the Purchase Order is cancelled,

Provided that the sum as determined in Section 3.3(a) and either Section 3.3(c)(i) or Section 3.3(c)(ii) shall not exceed 30% of the Product Price of the Products for which the Purchase Order is cancelled.

3.4	The Parties agree and declare that the compensation to REC as set out in Section 3.3 represents a genuine pre-estimate of the loss caused to REC in the event of cancellation of Purchase Orders by Customer. The compensation shall be payable by Customer to REC, within fourteen (14) days of the date of invoice by REC.

3.5	Upon any cancellation as described in Section 3.3, REC shall request a refund for the full amount of the cost/fee of the supply bond(s) as outlined in Section 2.4 from the surety or bonding broker engaged by REC. Amounts shall be reimbursed to Customer commensurate with any and all reimbursements issued to REC by the surety or bonding broker. REC shall not be obligated to pursue legal action against its surety or bonding broker in case it refuses to refund all costs/fees.

4.	PRODUCT PRICES

4.1 The pricing for the Products (“Product Price”) shall be [***] per module. Where the Parties sign a Master Supply Agreement (“[***] Agreement”) for the supply of solar panels by

Master Supply Agreement – [***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

REC to the Customer for a utility-scale project of [***] at [***] within 14 days from the signing of this Agreement, the Parties agree that Product Price shall be [***] per module. The Product Price, excluding the cost of bonding, as illustrated in Exhibit F for a project size of [***] is [***] for a single project or $31,392,576 if the [***] Agreement is also signed within 14 days from the signing of this Agreement. These calculations are based on allocation of [***] watt panels and [***] watt panels.

4.2 If the Customer asks for special transport (e.g. air freight) or non-standard volumes (e.g. one pallet), REC is entitled to add its costs in this connection to the invoice. A standard volume of Products is one full container.

4.3 Customer has the option to purchase spare modules up to an additional one percent. (1%) of project capacity at the Product Price.

5.	DELIVERY

5.1 Products shall be delivered in accordance with DDP (Project Site) Incoterms 2010 (“Delivery”).

5.2 Notwithstanding the above, REC is entitled to charge the Customer for transport and logistics handling separately and in addition to the cost of the Product as specified in the Purchase Order.

5.3 The Delivery schedule is set forth in Exhibit A, and subject to the agreement of both Parties, the Delivery dates may be adjusted by up to two (2) weeks.

6.	DELAY

6.1 REC will as soon as reasonably possible inform Customer of any likely delivery delays as well as expected new delivery date(s).

6.2 In the event of delayed Deliveries caused by the act or omission of REC, REC is entitled to a two-week grace period (“Grace Period”) for each Delivery milestone outlined in Exhibit A. Subject to the conditions set forth in Section 6.3:

(a) If the Delivery is delayed more than two (2) weeks, REC will pay Customer the Delay Liquidated Damages for each day of delay beyond the Grace Period until Delivery is performed, up to the fifth (5th) week beyond the Grace Period. Delay Liquidated Damages for any further delay beyond the fifth (5th) week of Grace Period shall be payable by REC provided that Customer is delayed in meeting its Substantial Completion requirements as set out in the EPC Contract; and

(b) If Delivery is further delayed by an additional two weeks (28 calendar days in total) (“Additional Period”), then REC will pay Customer additional liquidated damages in the amount of the Additional Delay Liquidated Damages per day of delay beyond the Additional Period, provided that the Customer is unable to complete the Project(s) in accordance with the EPC Contract and the Owner is unable to have the Project(s) Placed in Service (as defined in the EPC Contract) before 11:59PM on December 31, 2016.

For the avoidance of doubt, the Delay Liquidated Damages and Additional Delay Liquidated Damages are separate and in turn additive to damages to one another. The provisions in this Section 6.2 constitute Customer’s sole and exclusive remedy and REC’s entire liability for delays of Delivery, and the Parties agree and declare that the liquidated damages above represent a genuine pre-estimate of the loss caused by delayed Delivery.

Master Supply Agreement – [***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

6.3 The conditions referred to in Section 6.2 are:

(a) The Delay Liquidated Damages and Additional Delay Liquidated Damages shall be chargeable against REC arising from delay in Delivery caused by the act or omission of REC, and not other factors such as Force Majeure or delay of Customer in performing its obligations under the EPC Contract;

(b) The Delay Liquidated Damages shall not exceed the amount payable by the Customer to the Owner under the EPC Contract arising from the delay in meeting its Substantial Completion requirements as set out in the EPC Contract;

(c) The Additional Delay Liquidated Damages shall not exceed the amount payable by the Customer to the Owner under the EPC Contract arising from the inability of the Customer to complete the Project in accordance with the EPC Contract and the inability of the Owner to have the Project Placed in Service (as defined in the EPC Contract) before 11:59PM on December 31, 2016;

(d) The aggregate of the Delay Liquidated Damages and Additional Delay Liquidated Damages shall not exceed 20% of the Product Price of the Products under the Purchase Order in which the delay occurs;

(e) Customer shall promptly notify REC in writing after receipt of any claim for Delay Liquidated Damages or Additional Liquidated Damages from the Owner that is based upon delayed Deliveries caused by the act or omission of REC, and REC shall make itself available to Customer to participate in the negotiation, defense and settlement of the claim with the Owner; and

(f) Customer shall attempt to mitigate the loss and damages incurred or that may be incurred arising from the delay in Delivery by REC.

6.4 In the event that Customer is in default of acceptance of a delivery of Products for more than two (2) full calendar weeks after the agreed delivery date as set out in the Purchase Order (“Delay of Acceptance”), REC shall be entitled to liquidated damages of one percent. (1)% of the Product Price to be accepted by Customer per full calendar week of Delay of Acceptance; provided however that no such liquidated damages shall apply after the seventh (7th) week of Delay of Acceptance. Should acceptance be delayed by more than seven (7) weeks, REC shall have the right to cancel, upon written notification to Customer, the affected Purchase Order and REC shall have the right to retain ownership of the Products and shall be compensated by Customer as set out in Section 3.3(c). If the Delay of Acceptance only applies to part of the ordered Product Quantity, REC’s right of cancellation shall only apply to such delayed quantity.

6.5 REC shall be entitled, with the prior consent of the Customer which consent shall not be unreasonably withheld, to vary the watt-class, product specification or such other terms of the Purchase Order with respect to the Product to be delivered to Customer, with a corresponding adjustment in the Price of the Product to reflect the variation. For the avoidance of doubt, Customer shall grant its consent to the variation if the following parameters of the Products are still complied with:

(a) [***] solar panels;

(b) Watt class of not less than [***] watts for all units shipped and not less than [***] watts for [***] units; and

(c) [***] V UL listed panels

(d) Connectors: MC4 connectable

(e) Dimensions: 77.5”x39”x1-3/4”

(f) Temperature coefficient shall be no less than -.21%/C and no greater than -.39%/C

(g) Isc @ STC shall not exceed 12.8A

(h) Voc @ STC shall not exceed 46.2V

Master Supply Agreement – [***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

7.	INVOICING, PAYMENT, CREDIT

7.1 REC shall issue invoices upon each Delivery of Products, provided that if, without the Customer’s request or consent, REC delivers the Products earlier than the scheduled delivery dates as set out in Exhibit A, REC shall issue invoices for the Products on the scheduled delivery dates stipulated in Exhibit A. Payment shall be effected in US Dollars and shall be due sixty (60) days after the date of REC’s invoice.

7.2 Save as provided under this Section 7.2, Customer shall pay all invoices without any set-offs or deductions, except for claims undisputed or legally ascertained, and without any right of retention based on claims for or in connection with any other Products or deliveries. The Deposit and Incremental Deposit paid by Customer to REC as set out in Section 2.3 in relation to the invoiced amount shall be deducted from the invoice in accordance with the illustration set out in Exhibit D, until the total amount of the Deposit and Incremental Deposit paid by Customer to REC is fully deducted for these invoices. An illustration of the computation and invoicing of the Product Price is set out in Exhibit D.

7.3 Time shall be of the essence for the receipt of payments by REC. In the case of non-payment, late payment or incomplete payment an interest at a rate of twelve (12) % per annum shall apply from the due date until full and effective payment is made, based on 360 interest days per year, or the highest applicable interest that is legal, whichever is lower. This interest rate shall only be charged if the reason for late payment is not due to REC’s acts or omissions. The Parties agree the interest rate above represents a genuine pre-estimate of the loss caused by delayed payment.

7.4 Any non-payment or late payment by the Customer under this Agreement and/or [***] Agreement shall constitute a repudiatory breach of this Agreement and the [***] Agreement by the Customer and REC reserves the right to, without incurring any liability: (a) stop, withhold and/or delay any shipments of Products ordered under this Agreement and the [***] Agreement until full payment is received; (b) treat the respective Purchase Order as discharged and terminate the Purchase Order upon five (5) calendar days prior written notice; and (c) charge the Customer any associated costs including without limitation, the charges for cancellation of the booking of vessels or warehouse facilities.

7.5 REC shall be entitled to conduct regular credit checks on the Customer. Should Customer (i) file a petition or otherwise commences, authorizes or acquiesces in the commencement of a proceeding or cause of action under any bankruptcy, insolvency, reorganization or similar law, or has any such petition filed or commenced against it, (ii) makes an assignment or any general arrangement for the benefit of creditors, or (iii) has a liquidator, administrator, receiver, trustee, conservator or similar official appointed with respect to it or any substantial portion of its property or assets, then REC may change the payment method or timelines set out above, including but not limited to requiring prepayment.

7.6 The Customer shall provide to REC a copy of the construction completion bond issued by the surety of the Customer to the Owner, as set out in Exhibit E.

8.	INSPECTION OF PRODUCT

8.1 Upon receipt of each Delivery of Products, Customer shall promptly perform an inspection of the package, the packing list, labeling and the Products in accordance with sound business practice.

8.2 Unless Customer notifies REC of any non-conformances in writing within seven (7) business days after receipt of the respective Delivery, the delivered Products shall be deemed to be delivered as ordered and in conformance with the Agreement between the Parties, and REC

Master Supply Agreement – [***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

shall be released from any obligations or liability due to any Product defects which Customer could reasonably have detected during the inspection; hidden defects which were not obvious at Delivery must be notified by Customer in writing without delay after their discovery and are subject to Section 10 of this Agreement.

8.3 In case of a notice of non-conformance from the Customer, the Customer shall together with the notification submit documentary evidence of the result of the Customer’s inspection, whereupon REC shall have the right to undertake its own inspection.

8.4 Additionally, any Supply Bond is automatically released upon Delivery of Products as defined in Section 8.1 and in compliance with Section 8.2., in proportion to the delivered products to the Product Quantity. Any Supply Bond will be released in full upon delivery of the Product Quantity under this Agreement and defined in Section 8.1 and in compliance with Section 8.2.

8.5 REC will comply with the Owner’s quality assurance requirements shown in Exhibit G.

9.	RESERVATION OF TITLE, CONTINUING SECURITY INTEREST & LIEN RELEASE

9.1 To secure the obligation of Customer to pay the amounts owed to REC hereunder, Customer grants, and REC shall retain, a continuing security interest in Product delivered but not paid for by Customer. REC shall have the right to file UCC-1 financing statements for any such Products in which event Customer shall render assistance and provide information to REC necessary and/or expedient for the filing. Anything to the contrary in this Agreement notwithstanding, as a condition to payment by Customer for Products, REC shall, upon payment by Customer, provide to Customer the following: (a) executed waivers of lien rights (“Lien Waivers”) from REC terminating any and all mechanics’ and similar liens in favor of REC encumbering the Project or the real property of the Project; (b) UCC termination statements and releases terminating the security interest in the Product that is being paid for by Customer; and (c) such other forms and agreements as may be reasonably requested by Customer or the Owner to confirm that the Product has been paid for and that title to the subject Product is free and clear of the liens and security interests of REC. The documents and forms specified in clauses (a) through (c) above shall be in form and substance as set out in Exhibit C.

10.	WARRANTIES

10.1 Subject to Section 8 and Section 12 of this Agreement, each Product shall be delivered with, or be deemed to be delivered with, a manufacturer’s warranty certificate providing for certain end-user rights (“Limited Warranty Certificate”, the current version is attached to Schedule 10.1).

10.2 THE WARRANTIES EXPRESSLY SET FORTH HEREIN SHALL NOT APPLY TO PRODUCTS FROM WHICH THE SERIAL NUMBERS HAVE BEEN REMOVED OR TO CONDITIONS RESULTING FROM IMPROPER USE, ACCIDENTS, EXTERNAL CAUSES, INCLUDING INSTALLATION, RELOCATION, MODIFICATIONS NOT PERFORMED BY REC, OR OPERATION OUTSIDE THE ENVIRONMENTAL PARAMETERS SPECIFIED FOR THE PRODUCT.

10.3 THE WARRANTIES EXPRESSLY SET FORTH HEREIN ARE IN LIEU OF AND EXCLUDE ALL OTHER WARRANTIES WITH RESPECT TO THE PRODUCT WHETHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO THE PERFORMANCE OF THE PRODUCTS, WARRANTIES OF MERCHANTABILITY, NON INFRINGEMENT, OR FITNESS FOR A PARTICULAR USE OR PURPOSE BY CUSTOMER OR ITS CUSTOMERS OR ANY OTHER PERSONS.

10.4 Supply Bond(s) does not extend to warranty, and is automatically released in accordance with Section 8.4.

Master Supply Agreement – [***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

11.	INDEMNIFICATION

11.1 REC shall defend Customer and Owner from and against any third party claims that the Products, as provided by REC, infringe any third party’s United States patent, copyrights or trademarks issued as of the Effective Date (collectively, “Claims”). REC shall further pay all amounts payable to third parties in connection with any settlement or compromise of a Claim approved by REC, and pay all damages awarded to third parties relating to a Claim, including court costs and reasonable attorneys’ fees awarded. REC’s obligations under this Section 11 shall not apply to the extent (a) Customer has modified or altered the Products or has combined the Products with third party products not delivered by REC, if the alleged infringement would not have arisen but for such combination, modification or alteration, or (b) use of the Products in an application or environment for which such materials were not designed or contemplated, or (c) such Claim arises from REC’s compliance with any of Customer’s specifications or requests, if the alleged infringement would not have arisen but for such compliance. If as a result of any Claim under this Section 11, Customer’s right to use the Products is enjoined, or if REC believes that the any such materials are likely to become the subject of a Claim, REC may at its expense (A) procure for Customer the right to continue to use such materials, or (B) modify the materials so that it becomes non-infringing and in a manner that does not materially diminish the quality or performance of such materials, or (C) if REC is unable to accomplish either (A) or (B), REC may reimburse Customer by refunding the purchase price reasonably depreciated.

11.2 The obligations of REC under this Section 11 shall be contingent upon Customer (a) providing prompt written notice to REC of any Claim; (b) permitting REC to exclusively to defend, compromise, settle, or appeal any Claim, provided that Customer may participate in any such defense at its own cost and expense; and (c) assisting and cooperating with REC, as reasonably requested by REC to enable REC to defend, compromise, settle, or appeal any Claim.

11.3 REC’s cumulative liability with respect to this Section 11, including defense costs, shall be subject to the limitations set forth in Section 12. This Section 11 states the entire liability of REC and Customer’s sole remedy for claims of infringement or misappropriation of intellectual or proprietary rights by Products supplied by REC.

11.4 Customer shall indemnify, defend and hold harmless REC from and against all claims, actions, suits, demands, damages, liabilities, obligations, losses, settlements, judgments, costs and expenses (including without limitation reasonable attorney’s fees and costs), whether or not involving a third party claim, which arise out of, (a) Customer’s breach of this Agreement (b) Customer’s breach of any representation or warranty contained in this Agreement or (c) Customers acts or omissions under this Agreement.

11.5 REC shall indemnify, defend and hold harmless Customer and the Owner from and against all claims, actions, suits, demands, damages, liabilities, obligations, losses, settlements, judgments, costs and expenses (including without limitation reasonable attorney’s fees and costs), whether or not involving a third party claim, which arise out of, (a) REC’s breach of this Agreement (b) REC’s breach of any representation or warranty contained in this Agreement or (c) REC acts or omissions under this Agreement.

12.	LIMITATION OF LIABILITY

12.1 Subject to Section 12.5 below, each Party’s total aggregate liability arising under this Agreement shall be limited to direct damages for an amount equalling the aggregate Prices for the Products delivered under this Agreement.

12.2 NEITHER PARTY IS LIABLE BEYOND THE REMEDIES EXPRESSLY SET FORTH IN THIS AGREEMENT. TO THE MAXIMUM EXTENT PERMISSIBLE BY APPLICABLE LAW, NEITHER PARTY NOR ANY OF ITS RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS SHALL BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, EXEMPLARY,

Master Supply Agreement – [***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

PUNITIVE OR CONSEQUENTIAL DAMAGES ARISING FROM, RELATING TO, OR OCCURRING IN CONNECTION WITH ANY BREACH OR OTHER ACT OR OMISSION OF THIS AGREEMENT OF ANY KIND WHATSOEVER, INCLUDING BUT NOT LIMITED TO USE OR INSTALLATION OF ANY PRODUCTS SOLD UNDER THIS AGREEMENT, LOST OR ANTICIPATED PROFITS, GOODWILL AND/OR BUSINESS LOSSES. THESE LIMITATIONS APPLY REGARDLESS OF WHETHER THE BASIS OF THE LIABILITY IS BREACH OF CONTRACT, BREACH OF WARRANTY, TORT (INCLUDING NEGLIGENCE AND STRICT LIABILITY), STATUTES, OR ANY OTHER LEGAL THEORY.

12.3 REC OR ITS AFFILIATES, SHALL NOT BE LIABLE TO ANY OTHER PARTY TO (OR BENEFICIARY OF) THIS AGREEMENT FOR ANY (A) PUNITIVE, SPECIAL, CONSEQUENTIAL, INCIDENTAL, OR INDIRECT DAMAGES, INCLUDING WITHOUT LIMITATION, LOSS PROFITS, ARISING FROM OR RELATED TO A BREACH OF THIS AGREEMENT OR ANY USE OF THE PRODUCT, HOWEVER CAUSED, UNDER ANY THEORY OF LIABILITY, EVEN IF REC OR ITS AFFILIATES HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES; (B) DAMAGES (REGARDLESS OF THEIR NATURE) FOR ANY DELAY OR FAILURE BY REC TO PERFORM ITS OBLIGATIONS UNDER THIS AGREEMENT DUE TO ANY CAUSE BEYOND REC’S REASONABLE CONTROL; OR (C) CLAIMS MADE A SUBJECT OF A LEGAL PROCEEDING AGAINST REC MORE THAN 6 MONTHS AFTER ANY SUCH CAUSE OF ACTION FIRST AROSE.

12.4 IF ANY PROVISION WITHIN THIS SECTION IS HELD UNENFORCEABLE OR ILLEGAL BY A COURT OR OTHER BODY OF COMPETENT JURISDICTION, SUCH PROVISIONS SHALL BE MODIFIED TO THE MINIMUM EXTENT REQUIRED SUCH THAT THE REST OF THIS SECTION SHALL CONTINUE IN FULL FORCE AND EFFECT.

12.5 The limitations of liability set forth in this Section 12 shall not apply to delays in Delivery according to Section 6 and liabilities arising from REC’s breaches of Section 11.1 and Section 14.

12.6 The limitation of liability set forth in this Section 12 shall not apply to Customer’s payment obligations under this Agreement and liability arising from Customer’s breaches of Sections 7, 14 and 15.

13.	FORCE MAJEURE

Neither Party shall have responsibility to the other Party for non-fulfilment or delays or additional costs in fulfilment of its obligations under the Agreement due to a Force Majeure Event. “Force Majeure Event” means any occurrence, non-occurrence or set of circumstances that prevents a Party (or REC’s Affiliates), in whole or in part, from performing any of its obligations or satisfying any conditions under this Agreement and that is beyond the reasonable control of such Party (or REC’s Affiliates) and is not caused by such Party’s negligence or lack of due diligence. The term Force Majeure Event shall not include: (a) changes in market conditions that affect the cost or availability of equipment, materials, supplies or services, unless such costs or availability changes result directly from an event that would otherwise constitute a Force Majeure Event; (b) failures of REC’s sub-suppliers, unless such failures are caused by an event that would otherwise constitute a Force Majeure Event if experienced directly by REC; or (c) lack of finances.

Either Party who desires to declare Force Majeure Event shall notify the other Party in writing of the reasons for non-fulfilment or delays in fulfilment of its obligations under the Agreement due to the intervention within fifteen (15) days of the occurrence of the Force Majeure Event, and shall propose to the other Party any equitable remedy for such non-fulfilment or delays in fulfilment of its obligation under the Agreement. If the Force Majeure Event should continue beyond thirty (30) days, then the Parties shall meet to discuss and agree on how to proceed, including whether any extension of time shall be granted to the affected Party to fulfil its obligations under this Agreement.

Master Supply Agreement – [***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

14.	CONFIDENTIALITY

14.1 During the term of the Agreement each Party (“Receiving Party”) agrees to keep confidential and not to disclose to any third party the terms of the Agreement, nor any information relating to the Product or any other aspect of the other Party’s (“Disclosing Party”) business practice or relationships, organization, technology, production methods or any other information that by its nature is confidential, proprietary or a trade secret (collectively, “Confidential Information”); provided, however, that the Receiving Party may disclose the Disclosing Party’s Confidential Information to their respective employees, Affiliates, professional and financial advisors with a need to know, but solely in furtherance of the purposes of this Agreement, and only if these parties have agreed to confidentiality provisions at least as protective as this Section 14.

14.2 Confidential Information shall not include information that is (a) publicly available or later becomes available other than through a breach of this Agreement; (b) known to the Receiving Party prior to such disclosure or is independently developed by the Receiving Party or its employees, agents, or representatives subsequent to such disclosure; (c) subsequently lawfully obtained by the Receiving Party or its employees, agents, or representatives from a third party without obligations of confidentiality; or (d) required to be disclosed by law, regulation or by a governmental body or by any applicable stock exchange where the Parties or the Parties’ direct or indirect owners’ shares are listed.

If the Receiving Party becomes aware of any unauthorized use or disclosure of the Confidential Information of the Disclosing Party, the Receiving Party shall promptly and fully notify the Disclosing Party of all facts known to it concerning such unauthorized use or disclosure. In addition, if the Receiving Party or any of its employees or agents are requested or required (by oral questions, interrogatories, requests for information or documents in legal proceedings, subpoena, civil investigative demand, or other similar process) to disclose any of the Confidential Information of the other Party, the Receiving Party shall not disclose the Confidential Information without providing the Disclosing Party at least forty-eight (48) hours prior written notice of any such request or requirement so that the Disclosing Party may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement. Notwithstanding the foregoing, the Receiving Party shall exercise its best efforts to preserve the confidentiality of the Confidential Information including, without limitation, by cooperating with the Disclosing Party to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the Confidential Information by such tribunal.

Unless otherwise authorized, upon the earlier of termination of this Agreement or request of the Disclosing Party, with respect to the Disclosing Party’s Confidential Information, the Receiving Party shall promptly return or destroy such Confidential Information and provide certification to the Disclosing Party that all such Confidential Information has been returned or destroyed.

14.3 The confidentiality obligations contained in this Section 14 shall survive any termination or expiration of this Agreement (a) with respect to Confidential Information arising to the level of trade secrets under the applicable law, until such information no longer constitutes a trade secret; and (b) for a period of five (5) years following such termination or expiration for all other Confidential Information.

14.4 Notwithstanding the other sub-sections of this Section 14, a Party may, with the other Party’s prior written approval or with the joint participation of the other Party, issue press release or make public announcement or statement regarding this Agreement or the transactions contemplated under the Agreement.

Master Supply Agreement – [***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

15.	INTELLECTUAL PROPERTY RIGHTS

15.1 Notwithstanding anything to the contrary contained in this Agreement, all intellectual property rights (including but not limited to all rights in patents, copyrights and trade secrets) in the Products, in all jurisdictions, are vested in and shall remain vested in REC or its Affiliates.

15.2 Customer acknowledges that the Products contain valuable proprietary information and trade secrets, and that unauthorized dissemination, distribution, modification, reverse engineering, disassembly, or unauthorized use of the Products could cause irreparable harm to REC and its Affiliates, and thus agrees not to reverse engineer, disassemble, disclose, transfer, provide, or otherwise make available in any form whatsoever the Products, the information therein, or any portion thereof, to any person or organization other than Customer’s employees on a strict need to know basis without the prior written consent of REC.

15.3 REC and its Affiliates have the exclusive right, title and interest in its own trade names, trademarks, service marks and logos (collectively, the “Trademarks”). All Products sold by Customer shall bear the Trademarks which Customer will not remove, alter or efface. Customer shall have no right under this Agreement to use the Trademarks without REC’s prior express written consent. All use of such Trademarks will inure solely to REC’s benefit, and Customer hereby assigns to REC all right, title and interest in the Trademarks, together with the goodwill attaching thereto, that may inure to Customer in connection with this Agreement or from its use of the Trademarks hereunder. Products may contain patent numbers or other markings or designations which Customer shall not remove, alter or efface.

16.	TECHNICAL AND MARKETING PARTICIPATION

16.1 Customer may participate in the marketing initiatives and programs implemented by REC from time to time, including without limitation, the following:

•	Development by REC of a case study profiling the use of Products by Customer

•	Referencing by REC of the Customer’s name/location.

17.	TERM AND TERMINATION

17.1 This Agreement shall become effective as of the Effective Date, and shall remain in effect initially until the Expiration Date, or otherwise terminated by the Parties in accordance with the provisions of this Agreement (“Term”).

17.2 This Agreement may be terminated by a Party, with written notice, without prejudice to any other rights such Party may have, upon the occurrence of either one or more of the following events stated below:

a) by either Party in the event that the other Party voluntarily files a petition in bankruptcy or has such a petition involuntarily filed against it (which petition is not discharged within thirty (30) days after filing), or is placed in an insolvency proceeding, or if an order is issued appointing a receiver or trustee or equivalent official or a levy or attachment is made against a substantial portion of its assets which order shall not be vacated, or set aside within thirty (30) days from date of issuance, or if any assignment for the benefit of its creditors is made;

b) by either Party in the event that the other has failed in the performance of any material contractual obligation herein contained or has otherwise breached this Agreement, provided that such default or breach is not remedied to the Party’s reasonable satisfaction within thirty (30) days after written notice to the other Party specifying the nature of such default and requiring remedy of the same;

c) by Customer in the event REC fails to perform the obligations as set out in Section 2.4; or

d) by REC in the event that Customer fails to pay the Deposit or Incremental Deposit to REC as required under Section 2.3.

17.3 Termination of this Agreement for any reason shall not affect any obligation which from the context thereof is intended to survive the termination of this Agreement, including without limitation, Sections 1, 9, 10, 11, 12, 14, 15, 17, 18, 19, and 20 of this Agreement which shall continue to be binding upon the Parties to the extent stated therein (where applicable).

Master Supply Agreement – [***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

18.	CHOICE OF LAW, DISPUTE RESOLUTION AND VENUE

18.1 The Parties agree that the validity, construction and performance of this Agreement shall be governed by and construed in accordance with the laws of the United States of America and the State of Georgia, irrespective of its choice of law principles. The United Nations Convention on Contracts for the International Sale of Goods (1980) shall not apply to or govern this Agreement or the performance thereof or any aspect of any dispute arising there from.

18.2 Any legal action, suit proceeding or disputes arising from or relating to this Agreement or the breach thereof, including those disputes relating to the validity, interpretation or termination of the Agreement which the managing directors of the Parties cannot amicably resolve within thirty (30) days, shall be finally settled according to the Arbitration Rules of the American Arbitration Association (AAA) without recourse to the ordinary courts of law, except that the foregoing shall not prevent either Party from seeking temporary injunctive relief or similar from any competent court. The rules of the arbitral forum shall be modified by the remainder of this Section 18. The arbitration will be conducted by a single arbitrator, selected by the mutual agreement of the Parties; provided, if the Parties fail to reach such mutual agreement within 30 days of the receiving Party’s receipt of the notice of arbitration, then the selection of the single arbitrator shall be made by AAA. The place of arbitration shall be Atlanta, Georgia. The costs of arbitration are to be shared equally by the Parties; provided the arbitrator’s final award shall award to the prevailing Party its reasonable fees and costs (including, without limitation attorneys’ and other professionals fees and costs) incurred in connection with the arbitration to the extent the arbitrator deems the Party to have prevailed (but if the prevailing Party is not awarded all of the damages sought, only to the extent, pro rata, of its award compared to the damages sought) and may grant such other, further and different relief as authorized by the rules of the AAA (subject to the Section 12 of this Agreement).

18.3 Notwithstanding Section 18.2, REC agrees, if required by Customer in writing, to have the arbitration proceeding initiated pursuant to Section 18.2 consolidated with any other legal or arbitration proceedings involving Customer and Owner. In this regard, Clause 31.2 of the EPC Contract, as set out below, shall apply:

“31.2 Governing Law; Venue; Submission to Jurisdiction. This Agreement shall be governed by the laws of the State of Georgia, without regard to the laws regarding conflict of laws thereof that would require the laws of another jurisdiction to apply. The Parties irrevocably accept and submit to the jurisdiction of the federal courts (and in the absence of jurisdiction therein the Georgia courts) located in Atlanta, Georgia with respect to any suit, action or proceeding in aid of arbitration, including an action for an order of interim, provisional or conservatory measures to maintain the status quo and prevent irreparable harm and for recognition and enforcement of any award rendered by the arbitral tribunal, and the Parties irrevocably waive any objection to the laying of venue or defense that the forum is inconvenient with respect to any such suit, action or proceeding for such purpose. The Parties’ right to apply for such judicial relief in aid of arbitration and the commencement of any such suit, action or proceeding in aid of arbitration shall not be deemed incompatible with, or a waiver of, the Parties’ agreement to arbitrate. This consent to jurisdiction is being given solely for purposes of this Agreement, and it is not intended to, and shall not, confer consent to jurisdiction with respect to any other dispute in which a Party may become involved. The Parties acknowledge and agree that terms and conditions of this Agreement have been freely, fairly and thoroughly negotiated.”

Master Supply Agreement – [***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

19.	MISCELLANEOUS

19.1 No provision of the Agreement will or shall be deemed to create a partnership, joint venture or other combination between REC and Customer. REC and Customer are independent contractors. Neither Party will make any warranties or representations or assume any obligations on the other Party’s behalf. Neither Party is nor will it claim to be a legal representative, partner, franchisee, agent or employee of the other Party. Each Party is responsible for the amounts it incurs arising from the Agreement and for the direction and compensation, and is liable for the actions of its employees and subcontractors. Customer shall indemnify and hold harmless REC against any and all claims, legal actions, losses, damages, liabilities, costs and expenses incurred by REC arising out of or relating to (i) any misrepresentation by Customer under the Agreement, or (ii) death or injury to any person or damage to any property resulting from any product or part (a) not supplied by REC or (b) supplied by REC but changed, modified, or adapted without REC’s prior written authorization.

19.2 This Agreement does not confer or purport to confer any benefit or right on any party that is not a Party to this Agreement to enforce any term of the Agreement. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by an arbitration tribunal or court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement shall continue in full force and effect and shall be interpreted so as reasonably to effect the intent of the Parties. The Parties shall use their reasonable best efforts to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that shall achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

19.3 This Agreement, including all exhibits, schedules, purchase orders, and annexes hereto contain the complete and entire agreement among the Parties as to the subject matter hereof and replace and supersede any prior or contemporaneous communications, representations or agreements, whether oral or written, with respect to the subject matter of this Agreement. No modifications or amendments of the Agreement shall be binding unless it is written and signed by the Parties.

19.4 Customer may not assign this Agreement or any right or obligation hereunder may be assigned or otherwise transferred (whether voluntarily, by operation of law or otherwise), without the prior express written consent of REC. Any permitted assignee shall assume all obligations of its assignor under this Agreement. Any purported assignment or transfer in violation of this Section 19.4 shall be null and void.

19.5 All notices shall be written in English and served to the other Party’s respective representatives as set forth in Schedule 19.5 by e-mail, fax or courier to the addresses as provided in Schedule 19.5, including with reference to this Agreement, the date of signature, the Parties and contact details. If any changes of the addresses occur, the Party, whose address has been changed, shall inform the other Party of the change of its address within ten (10) days after the change.

19.6 This Agreement may be executed in counterparts, each of which shall be deemed an original but both of which, when taken together, shall constitute one and the same instrument. The counterparts of this Agreement may be executed and delivered by facsimile or other electronic means by any of the Parties and the receiving party may rely on the receipt of such document so executed and delivered by facsimile or other electronic means as if the original had been received.

19.7 The waiver by a Party of any right hereunder, or of any failure to perform or breach by the other Party hereunder, shall not be deemed a waiver of any other right hereunder or of any other breach or failure by the other Party hereunder whether of a similar nature or otherwise.

Master Supply Agreement – [***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

19.8 The Customer acknowledges that the Products may be subject to import and export control laws and regulations of the United States and other foreign governments, and that the export, re-export, import or other transfer of the Products may require a license, license exception or other authorisation from relevant government agencies. The Customer shall in all respects comply with all such laws and regulations and agrees to obtain all necessary United States and foreign government licenses, permits, certificates, approvals or other consents prior to any export, re-export, import or other transfer of the Products. In such cases, Customer shall upon REC’s request, promptly furnish REC with any information pertaining to an end customer, destination and intended use of the Products. Notwithstanding Section 12, Customer shall indemnify and hold harmless, REC, from and against any claim, proceeding, action, fine, loss, cost and damages arising out of or relating to any non-compliance with such export control laws.

20.	AGREEMENT DOCUMENTS AND ORDER OF PRIORITY

20.1	The Agreement consists of this agreement document and the following Schedules:

Exhibit A:	Delivery Schedule
Exhibit B:	Terms of Supply Bond
Exhibit C:	Form of Lien Waivers, Release and Termination of Security Interests
Exhibit D:	Illustration of Computation and Invoicing
Exhibit E:	Construction Completion Bond issued to Owner
Exhibit F:	Illustration of Product Price Calculation
Exhibit G:	Owner Quality Assurance Requirements
Schedule 1.1:	Product Specifications
Schedule 3.1:	Form of Purchase Order
Schedule 10.1:	Limited Warranty Certificate
Schedule 19.5:	Representatives of the Parties

20.2	In the event of a conflict between the terms and conditions of the Agreement and any of the Schedules set forth above, the Schedule shall control.

IN WITNESS WHEREOF, the Parties hereto have signed this Agreement:

REC Americas LLC

By:	/s/ Arndt E. Lutz

	Name:	Arndt E. Lutz
	Title:	Managing Director
	Date:	8-19-2014

POWERSECURE SOLAR, LLC

By:	/s/ Benjamin Schneider

	Name:	Benjamin Schneider
	Title:	Vice President – General Manager
	Date:	8/18/2014

Master Supply Agreement – [***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT A — DELIVERY SCHEDULE

GUARANTEED DELIVERY DATES

Delivery Dates And Quantities Required For [***]:

	Delivery Start	Complete By
PV Modules Delivery 1 ([***] Modules)	9/7/15	9/11/15
PV Modules Delivery 2 ([***] Modules)	10/12/15	10/16/15
PV Modules Delivery 3 ([***] Modules)	11/16/15	11/20/15
PV Modules Delivery 4 ([***] Modules)	12/21/15	12/25/15
PV Modules Delivery 5 ([***] Modules)	1/25/16	1/29/16

The Delivery Dates may be changed upon the agreement of the Parties.

Master Supply Agreement – [***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT B — TERMS OF SUPPLY BOND

[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SUPPLY CONTRACT BOND

Bond No.

KNOW ALL MEN BY THESE PRESENTS, That we, REC Americas, LLC as Principal, (hereinafter called the Supplier), and Atlantic Specialty Insurance Company, as Surety, (hereinafter called Surety, are held and firmly bound unto Power Secure, as Obligee, (hereinafter called the Buyer), in the just and full sum of                                          ($                    ) For the payment of which sum, well and truly to be made, the said Supplier and Surety bind themselves, and their respective heirs, administrators, executors, successors and assigns, jointly and severally firmly by these presents.

WHEREAS, the Supplier has entered into a certain written contract with the Buyer dated _______, 20     to furnish the following briefly described supplies:

Which contract is hereby referred to and made a part hereof as fully and to the same extent as if copies at length herein.

NOW, THEREFORE, THE CONDITION OF THIS OBLIGATION is such that, if the said Supplier shall fully indemnify and reimburse the Buyer for any loss that he/she (they, it) may suffer through the failure of the Supplier to furnish said supplies in accordance with the terms of said contract, at the time(s), and in the manner therein specified, then this obligation shall be void; otherwise it shall remain in full force and effect.

PROVIDED HOWEVER, it shall be a condition precedent to any right of recovery hereunder, that in event of any default on the part of the Supplier, a written statement of the particular facts showing the date and nature of such default shall be immediately delivered to the Surety by certified mail at its office In: 77 Water Street, 17th Floor, New York, NY 10005

AND PROVIDED FURTHER that no action, suit or proceeding shall be had or maintained against the Surety on this instrument unless the same be brought or instituted and process served upon the Surety on or before the last date of delivery of the solar panels under the contract plus one month.

IN WITNESS WHEREOF, the said Supplier and Surety have signed and sealed this instrument this

Sealed with our seals and dated this         day of             ,

	(Principal)	(Seal)

(Title)

(Witness)

	(Surety)	(Seal)

(Title) Attach valid Corporate Power of Attorney Form

(Witness)

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT C — FORM OF LIEN WAIVERS, RELEASE AND TERMINATION OF SECURITY INTERESTS

EXHIBIT C1 — SUBCONTRACTOR’S WAIVER AND RELEASE UPON FINAL PAYMENT

Master Supply Agreement – [***]	2

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT F-4

SUBCONTRACTOR’S WAIVER AND RELEASE UPON FINAL PAYMENT

By executing and submitting its payment application and the lien waiver below, in consideration for the final payment described in the lien waiver below, and for the purpose of inducing Contractor and the Owner to make final payment, the Subcontractor or Supplier, for itself, its employees, subcontractors, sub-subcontractors, mechanics, materialmen and laborers, does hereby represent and warrant as follows:

1.	All Parties Paid. Upon receipt of the amount set forth in the lien waiver below, it has been paid in full all amounts owed for all materials or labor furnished to the Project, and that all parties supplying labor or materials to it in connection with the Project have been paid in full for all labor, services, equipment or materials ordered or supplied.

2.	Warranty Of Work. It warrants that all work, labor and materials furnished by or through it are free from defects and fully comply with all requirements of the plans, specifications, subcontract, the Agreement and all documents related thereto.

3.	Waiver Of Claims. Upon receipt of the amount set forth in the lien waiver below, it waives and releases any and all payment claims, causes of action, suits, damages, judgments, demands of any kind, character and description, whether known or unknown, against the Contractor, the Contractor’s Surety, the Owner, any construction lender, and their respective directors, officers, principals, partners, employees, agents, subsidiaries, parent and related firms, successors and assigns, arising out of or pertaining in any manner to the Subcontract, the Agreement, the property described below, or the Project.

4.	Authorization. It warrants that it is the sole owner of the payment claims released herein, that it has not sold, assigned or conveyed such claims to any other party, and that the individual whose signature appears below has personal knowledge of these matters and is fully authorized and qualified to make these representations on behalf of the Subcontractor or Supplier.

5.	Scope Of Release. The representations, waiver and release contained herein are independent covenants and operate, and are effective, final and binding and shall not be invalidated by any future occurrence or claim by any person or entity, including any trustee acting on behalf of any person, entity or bankrupt estate.

WAIVER AND RELEASE UPON FINAL PAYMENT

STATE OF Georgia

COUNTY OF

THE UNDERSIGNED MECHANIC AND/OR MATERIALMAN HAS BEEN EMPLOYED BY                                  (“CONTRACTOR”) TO FURNISH                                                                   (DESCRIBE MATERIALS AND/OR LABOR) FOR THE CONSTRUCTION OF IMPROVEMENTS KNOWN AS                                                                   (TITLE OF THE PROJECT OR BUILDING), WHICH IS LOCATED IN THE CITY OF                                 , COUNTY OF , AND IS OWNED BY Georgia Power Company (“OWNER”), AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

(DESCRIBE THE PROPERTY UPON WHICH THE IMPROVEMENTS WERE MADE BY USING EITHER A METES AND BOUNDS DESCRIPTIONS, THE LAND LOT DISTRICT, BLOCK AND LOT NUMBER, OR STREET ADDRESS OF THE PROJECT.)

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

UPON THE RECEIPT OF THE SUM OF $            , THE MECHANIC AND/OR MATERIALMAN WAIVES AND RELEASES ANY AND ALL LIENS OR CLAIMS OF LIENS IT HAS UPON THE FOREGOING DESCRIBED PROPERTY OR ANY RIGHTS AGAINST ANY LABOR AND/OR MATERIAL BOND ON ACCOUNT OF LABOR OR MATERIALS, OR BOTH, FURNISHED BY THE UNDERSIGNED TO OR ON ACCOUNT OF SAID CONTRACTOR FOR SAID PROPERTY.

GIVEN UNDER HAND AND SEAL THIS              DAY OF             ,         .

Subcontractor/Supplier

By:

Printed Name:

Its:

Sworn and subscribed before me this

day of             , 201        .

Notary Public
My Commission Expires:

NOTICE: WHEN YOU EXECUTE AND SUBMIT THIS DOCUMENT, YOU SHALL BE CONCLUSIVELY DEEMED TO HAVE BEEN PAID IN FULL THE AMOUNT STATED ABOVE, EVEN IF YOU HAVE NOT ACTUALLY RECEIVED SUCH PAYMENT, 60 DAYS AFTER THE DATE STATED ABOVE UNLESS YOU FILE EITHER AN AFFIDAVIT OF NONPAYMENT OR A CLAIM OF LIEN PRIOR TO THE EXPIRATION OF SUCH 60 DAY PERIOD, THE FAILURE TO INCLUDE THIS NOTICE LANGUAGE ON THE FACE OF THE FORM SHALL RENDER THE FORM UNENFORCEABLE AND INVALID AS A WAIVER AND RELEASE UNDER O.C.G.A. SECTION 44-14-386.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT C2 – SUPPLIER RELEASE OF UNIFORM COMMERCIAL CODE SECURITY INTEREST

Master Supply Agreement – [***]	3

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

UCC FINANCING STATEMENT AMENDMENT
FOLLOW INSTRUCTIONS
A. NAME & PHONE OF CONTACT AT FILER (optional)
B. E-MAIL CONTACT AT FILER (optional)
C. SEND ACKNOWLEDGMENT TO: (Name and Address)
THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY
1a. INITIAL FINANCING STATEMENT FILE NUMBER
1b. This FINANCING STATEMENT AMENDMENT is to be filed [for record]
(or recorded) in the REAL ESTATE RECORDS
Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor’s name in item 13
2. TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination Statement
3. ASSIGNMENT (full or partial): Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9 For partial assignment, complete items 7 and 9 and also indicate affected collateral in item 8
4. CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law
5. PARTY INFORMATION CHANGE:
Check one of these two boxes:
AND Check one of these three boxes to:
CHANGE name and/or address: Complete
ADD name: Complete item
DELETE name: Give record name
This Change affects Debtor or Secured Party of record
item 6a or 6b; and item 7a or 7b and item 7c
7a or 7b, and item 7c
to be deleted in item 6a or 6b
6. CURRENT RECORD INFORMATION: Complete for Party Information Change—provide only one name (6a or 6b)
6a. ORGANIZATION’S NAME
OR 6b. INDIVIDUAL’S SURNAME
FIRST PERSONAL NAME
ADDITIONAL NAME(S)/INITIAL(S)
SUFFIX
7. CHANGED OR ADDED INFORMATION: Complete for Assignment or Party Information Change—provide only one name (7a or 7b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor’s name)
7a. ORGANIZATION’S NAME
OR 7b. INDIVIDUAL’S SURNAME
INDIVIDUAL’S FIRST PERSONAL NAME
INDIVIDUAL’S ADDITIONAL NAME(S)/INITIAL(S)
SUFFIX
7c. MAILING ADDRESS
CITY
STATE POSTAL CODE
COUNTRY
8. COLLATERAL CHANGE: Also check one of these four boxes:
ADD collateral
DELETE collateral
RESTATE covered collateral
ASSIGN collateral
Indicate collateral:
9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment)
If this is an Amendment authorized by a DEBTOR, check here
and provide name of authorizing Debtor
9a. ORGANIZATION’S NAME
OR 9b. INDIVIDUAL’S SURNAME
FIRST PERSONAL NAME
ADDITIONAL NAME(S)/INITIAL(S)
SUFFIX
10. OPTIONAL FILER REFERENCE DATA:
International Association of Commercial Administrators (IACA)
FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11)

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Instructions for UCC Financing Statement Amendment (Form UCC3)

Please type or laser-print this form. Be sure it is completely legible. Read and follow all Instructions, especially Instruction 1a; correct file number of initial financing statement is crucial.

Fill in form very carefully; mistakes may have important legal consequences. If you have questions, consult your attorney. The filing office cannot give legal advice.

Send completed form and any attachments to the filing office, with the required fee.

ITEM INSTRUCTIONS

A and B. To assist filing offices that might wish to communicate with filer, filer may provide information in item A and item B. These items are optional.

C.	Complete item C if filer desires an acknowledgment sent to them. If filing in a filing office that returns an acknowledgment copy furnished by filer, present simultaneously with this form the Acknowledgment Copy or a carbon or other copy of this form for use as an acknowledgment copy.

Always complete items 1a and 9.

1a.	File Number. Enter file number of initial financing statement to which this Amendment relates. Enter only one file number. In some states, the file number is not unique; in those states, also enter in item 1a, after the file number, the date that the initial financing statement was filed.

1b.	If this Amendment is to be filed in the real estate records or in any other filing office where the name of current Debtor is required for indexing purposes, check the box in item 1b and enter Debtor name in item 13 of Amendment Addendum (Form UCC3Ad). Complete item 13 in accordance with instructions on Amendment Addendum (Form UCC3Ad). If Debtor does not have an interest of record, enter the name and address of the record owner in item 16 of Amendment Addendum (Form UCC3Ad).

Note: Show purpose of this Amendment by checking box 2, 3, 4, 5, or 8 (in items 5 and 8 you must check additional boxes); also complete items 6, 7, and/or 8 as appropriate. Some, but not all filing offices accept multiple actions on an Amendment. Filing offices that accept multiple actions may charge an additional fee. Some filing offices that accept multiple actions may only index one of the actions requested. Consult the administrative rules of the designated filing office to determine the extent to which multiple actions will be accepted, indexed, and the applicable filing fees for multiple actions.

2.	Termination. To terminate the effectiveness of the identified financing statement with respect to the security interest(s) of authorizing Secured Party, check box in item 2. See Instruction 9 below.

3.	Assignment. To assign (1) some or all of Assignor’s right to amend the identified financing statement, or (2) the Assignor’s right to amend the identified financing statement with respect to some (but not all) of the collateral covered by the identified financing statement: Check box in item 3 and enter name of Assignee in item 7a or 7b; always enter the Assignee’s mailing address in item 7c. Also enter name of Assignor in item 9. If assignment affects the right to amend the financing statement with respect to some (but not all) of the collateral covered by the identified financing statement, check the ASSIGN collateral box and indicate the particular collateral covered in item 8.

4.	Continuation. To continue the effectiveness of the identified financing statement with respect to the security interest(s) of authorizing Secured Party, check box in item 4. See Instruction 9 below.

5-7.	Party Information Change. To indicate a party information change, check this box; also check additional boxes (as applicable) and complete items 5, 6, and/or 7 as appropriate.

To change the name and/or address of a party (items 5, 6, and 7): Check box in item 5 to indicate whether this Amendment relates to a Debtor or Secured Party of record; and check the CHANGE name and/or mailing address box in item 5 and enter name of affected party (current record name) in item 6a or 6b; and repeat or enter the new name in item 7a or 7b; always enter the party’s mailing address in item 7c.

To add a party (items 5 and 7): Check box in item 5 to indicate whether this Amendment relates to a Debtor or Secured Party of record; and check the ADD name box in item 5 and enter the added party’s name in item 7a or 7b; always enter the party’s mailing address in item 7c. For additional Debtors or Secured Parties, attach Amendment Additional Party (Form UCC3AP), using correct name format.

To delete a party (items 5 and 6): Check box in item 5 to indicate whether this Amendment relates to a Debtor or Secured Party of record; and check the DELETE name box in item 5 and enter the deleted party’s name in item 6a or 6b.

8.	Collateral Change. To indicate a collateral change, check this box; also check additional box (as applicable) and describe the change in item 8.

If space in item 8 is insufficient, continue collateral description in item 14 of Amendment Addendum (Form UCC3Ad). Do not include social security numbers or other personally identifiable information.

To add collateral: Check the ADD collateral box in item 8 and indicate the additional collateral.

To delete collateral: Check the DELETE collateral box in item 8 and indicate the deleted collateral. A partial release is a DELETE collateral change.

To restate covered collateral description: Check the RESTATE covered collateral box in item 8 and indicate the restated collateral.

To assign the right to amend the financing statement with respect to part (but not all) of the collateral covered by the identified financing statement: Comply with Instruction 3 above and check the ASSIGN collateral box in item 8.

If, due to a full release of collateral, filer no longer claims a security interest under the identified financing statement, check box in item 2 (Termination) and not a box in item 8 (Collateral Change).

9.	Name of Authorizing Party. Enter name of party of record authorizing this Amendment. In most cases, the authorizing party is the Secured Party of record. If this is an Amendment (Assignment), enter Assignor’s name in item 9a or 9b. If this is an Amendment (Termination) authorized by a Debtor, check the box in item 9 and enter the name of the Debtor authorizing this Amendment in item 9a or 9b. If this Amendment (Termination) is to be filed or recorded in the real estate records, also enter, in item 12 of Amendment Addendum (Form UCC3Ad), the name of Secured Party of record. If there is more than one authorizing Secured Party or Debtor, enter additional name(s) in item 14 of Amendment Addendum (Form UCC3Ad).

10.	Optional Filer Reference Data. This item is optional and is for filer’s use only. For filer’s convenience of reference, filer may enter in item 10 any identifying information that filer may find useful. Do not include social security numbers or other personally identifiable information.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT D — ILLUSTRATION OF COMPUTATION AND INVOICING OF THE PRODUCT PRICE

Master Supply Agreement – [***]	4

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

	[***] & [***] Signed with 14 days of one another ($0.01/W Discount)
	Scenario A (Deposit Paid)			Scenario B (Deposit + Incremental Deposit Paid)
Panel Allocation:	Quantity	Wattage Class	Capacity (Wdc)	$/W	Product Price	Price $
[***] Quantity	41,760	[***]	[***]	[***]	[***]	[***]
[***] Quantity	95,760	[***]	[***]	[***]	[***]	[***]

Net Price	137,520		[***]	[***]	[***]	[***]
Cost of Supply Bond					[***]	[***]

Total Price to Customer						$31,706,501.76

Deposit % of Net Price	7.50%			10.00%
Deposit $s	2,354,443.20			3,139,257.60

Pro-form Invoice Schedule:
	Gross Invoice	Deposit Applied	Net Amount	Gross Invoice	Deposit Applied	Net Amount
Deposit	[***]	[***]	[***]	[***]	[***]	[***]
Upfront 50% Bond Payment	[***]	[***]	[***]	[***]	[***]	[***]
Incremental Deposit	—	—	—	[***]	[***]	[***]
Delivery 1	[***]	[***]	[***]	[***]	[***]	[***]
Delivery 2	[***]	[***]	[***]	[***]	[***]	[***]
Delivery 3	[***]	[***]	[***]	[***]	[***]	[***]
Delivery 4	[***]	[***]	[***]	[***]	[***]	[***]
Delivery 5	[***]	[***]	[***]	[***]	[***]	[***]

Total	[***]	[***]	31,706,501.76	[***]	[***]	31,706,501.76

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Single Project (No Discount)
	Scenario C (Deposit Paid)			Scenario D (Deposit + Incremental Deposit Paid)
Panel Allocation:	Quantity	Wattage Class	Capacity (Wdc)	$/W		Product Price	Price $
[***] Quantity	41,760	[***]	[***]	[	***]	[***]	[***]
[***] Quantity	95,760	[***]	[***]	[	***]	[***]	[***]

Net Price	137,520		[***]	[	***]	[***]	[***]
Cost of Supply Bond						[***]	[***]

Total Price to Customer							[***]

Deposit % of Net Price	[***]		[***]	[	***]
Deposit $s	[***]	[***]	[***]	[	***]

Pro-form Invoice Schedule:
	Gross Invoice	Deposit Applied	Net Amount	Gross Invoice		Deposit Applied	Net Amount
Deposit	[***]	[***]	[***]	[***]		[***]	[***]
Upfront 50% Bond Payment	[***]	[***]	[***]	[***]		[***]	[***]
Incremental Deposit	[***]	[***]	[***]	[***]		[***]	[***]
Delivery 1	[***]	[***]	[***]	[***]		[***]	[***]
Delivery 2	[***]	[***]	[***]	[***]		[***]	[***]
Delivery 3	[***]	[***]	[***]	[***]		[***]	[***]
Delivery 4	[***]	[***]	[***]	[***]		[***]	[***]
Delivery 5	[***]	[***]	[***]	[***]		[***]	[***]

Total	[***]	[***]	[***]	[***]		[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT E — CONSTRUCTION COMPLETION BOND ISSUED TO OWNER

Master Supply Agreement – [***]	5

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Bond No. 929597781

Document A312™—2010

Conforms with The American Institute of Architects AIA Document 312

Performance Bond

CONTRACTOR: (Name, legal status and address)	SURETY: (Name, legal status and principal place of business)
PowerSecure Solar, LLC	Western Surety Company
1609 Heritage Commerce Court	333 S. Wabash Ave.	This document has important legal consequences. Consultation with an attorney is encouraged with respect to its completion or modification.
Wake Forest NC 27587	Chicago IL 60604
Mailing Address for Notices
333 S. Wabash Ave.

OWNER:	Chicago IL 60604	Any singular reference to Contractor, Surety, Owner or other party shall be considered plural where applicable.
(Name, legal status and address)
Georgia Power Company
241 Ralph McGill Blvd., NE
Atlanta, GA 30308

CONSTRUCTION CONTRACT
Date: July 7, 2014

Amount:

Description: (Name and location)
EPC Agreement-[***] Engineer, Procure and Construct turnkey advanced solar generation plant

BOND
Date: July 7, 2014
(Not earlier than Construction Contract Date)

Amount:

Modifications to this Bond: ☒ None	☐ See Section 16

CONTRACTOR AS PRINCIPAL	SURETY
Company: (Corporate Seal)	Company: (Corporate Seal)
PowerSecure Solar, LLC	Western Surety Company

Signature: /s/ CHRISTOPHER T. HUTTER	Signature: /s/ Manlyn A. Blome
Name CHRISTOPHER T. HUTTER	Name Manlyn A. Blome

and Title: CHIEF FINANCIAL OFFICER	and Title: Attorney-in-act

(Any additional signatures appear on the last page of this Performance Bond.) (FOR INFORMATION ONLY — Name, address and telephone)

AGENT or BROKER:	OWNER’S REPRESENTATIVE:
Nielson, Blome & Associates	(Architect, Engineer or other party:)
131 Park of Commerce Way, Suite 500
Savannah GA 31405
912-233-6260
S-1862/AS 8/10

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

§ 1 The Contractor and Surety, jointly and severally, bind themselves, their heirs, executors, administrators, successors and assigns to the Owner for the performance of the Construction Contract, which is incorporated herein by reference.

§ 2 If the Contractor performs the Construction Contract, the Surety and the Contractor shall have no obligation under this Bond, except when applicable to participate in a conference as provided in Section 3.

§ 3 If there is no Owner Default under the Construction Contract, the Surety’s obligation under this Bond shall arise after

.1	the Owner first provides notice to the Contractor and the Surety that the Owner is considering declaring a Contractor Default. Such notice shall indicate whether the Owner is requesting a conference among the Owner, Contractor and Surety to discuss the Contractor’s performance. If the Owner does not request a conference, the Surety may, within five (5) business days after receipt of the Owner’s notice, request such a conference. If the Surety timely requests a conference, the Owner shall attend, Unless the Owner agrees otherwise, any conference requested under this Section 3.1 shall be held within ten (10) business days of the Surety’s receipt of the Owner’s notice. If the Owner, the Contractor and the Surely agree, the Contractor shall be allowed a reasonable time to perform the Construction Contract, but such an agreement shall not waive the Owner’s right, if any, subsequently to declare a Contractor Default;

.2	the Owner declares a Contractor Default, terminates the Construction Contract and notifies the Surety; and

.3	the Owner has agreed to pay the Balance of the Contract Price in accordance with the terms of the Construction Contract to the Surety or to a contractor selected to perform the Construction Contract.

§ 4 Failure on the part of the Owner to comply with the notice requirement in Section 3.1 shall not constitute a failure to comply with a condition precedent to the Surety’s obligations, or release the Surely from its obligations, except to the extent the Surety demonstrates actual prejudice.

§ 5 When the Owner has satisfied the conditions of Section 3, the Surety shall promptly and at the Surety’s expense take one of the following actions:

§5.1 Arrange for the Contractor, with the consent of the Owner, to perform and complete the Construction Contract;

§ 5.2 Undertake to perform and complete the Construction Contract itself, through its agents or independent contractors;

§ 5.3 Obtain bids or negotiated proposals from qualified contractors acceptable to the Owner for a contract for performance and completion of the Construction Contract, arrange for a contract to be prepared for execution by the Owner and a contractor selected with the Owner’s concurrence, to be secured with performance and payment bonds executed by a qualified surely equivalent to the bonds issued on the Construction Contract, and pay to the Owner the amount of damages as described in Section 7 in excess of the Balance of the Contract Price incurred by the Owner as a result of the Contractor Default; or

§ 5.4 Waive its right to perform and complete, arrange for completion, or obtain a new contractor and with reasonable promptness under the circumstances:

.1	After investigation, determine the amount for which it may be liable to the Owner and, as soon as practicable after the amount is determined, make payment to the Owner; or

.2	Deny liability in whole or in part and notify the Owner, citing the reasons for denial.

§ 6 If the Surety does not proceed as provided in Section 5 with reasonable promptness, the Surety shall be deemed to be in default on this Bond seven days after receipt of an additional written notice from the Owner to the Surety demanding that the Surety perform its obligations under this Bond, and the Owner shall be entitled to enforce any remedy available to the Owner. If the Surety proceeds as provided in Section 5.4, and the Owner refuses the payment or the Surety has denied liability, in whole or in part, without further notice the Owner shall be entitled to enforce any remedy available to the Owner.

S-1862/AS 8/10

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

§ 7 If the Surety elects to act under Section 5.1, 5.2 or 5.3, then the responsibilities of (he Surely to the Owner shall not be greater than those of the Contractor under the Construction Contract, and the responsibilities of the Owner to the Surety shall not be greater than these of the Owner under the Construction Contract, Subject to the commitment by the Owner to pay the Balance of the Contract Price, the Surely is obligated, without duplication, for

.1	the responsibilities of the Contractor for correction of defective work and completion of the Construction Contract;

.2	additional legal, design professional and delay costs resulting from the Contractor’s Default, and resulting from the actions or failure to act of the Surely under Section 5; and

.3	liquidated damages, or if no liquidated damages are specified in the Construction Contract, actual damages caused by delayed performance or non-performance of the Contractor.

§ 8 If the Surety elects to act under Section 5.1, 5.3 or 5.4, the Surety’s liability is limited to the amount of this Bond.

§ 9 The Surety shall not be liable to the Owner or others for obligations of the Contractor that are unrelated to the Construction Contract, and the Balance of the Contract Price shall not be reduced or set off on account of any such unrelated obligations, No right of action shall accrue on this Bond to any person or entity other than the Owner or its heirs, executors, administrators, successors and assigns.

§ 10 The Surely hereby waives notice of any change, including changes of time, to the Construction Contract or to related subcontracts, purchase orders and other obligations.

§ 11 Any proceeding, legal or equitable, under this Bond may be instituted in any court of competent jurisdiction in the location in which the work or part of the work is located and shall be Instituted within two years after a declaration of Contractor Default or within two years after the Contractor coased working or within two years after the Surety refuses or falls to perform its obligations under this Bond, whichever occurs first. If the provisions of this Paragraph are void or prohibited by law, the minimum period of limitation available to sureties as a defense in the jurisdiction of the suit shall be applicable.

§ 12 Notice to the Surely, the Owner or the Contractor shall be mailed or delivered to the address shown on the page on which their signature appears.

§ 13 When this Bond has been furnished to comply with a statutory or other legal requirement in the location where the construction was to be performed, any provision in this Bond conflicting with said statutory or legal requirement shall be deemed deleted herefrom and provisions conforming to such statutory or other legal requirement shall be deemed incorporated herein, When so furnished, the intent is that this Bond shall be construed as a statutory bond and not as a common law bond.

§ 14 Definitions

§ 14.1 Balance of the Contract Price. The total amount payable by the Owner to the Contractor under the Construction Contract after all proper adjustments have been made, including allowance to the Contractor of any amounts received or to be received by the Owner in settlement of insurance or other claims for damages to which the Contractor is entitled, reduced by all valid and proper payments made to or on behalf of the Contractor under the Construction Contract.

§ 14.2 Construction Contract. The agreement between the Owner and Contractor identified on the cover page, including all Contract Documents and changes made to the agreement and the Contract Documents.

§ 14.3 Contractor Default. Failure of the Contractor, which has not been remedied or waived, to perform or otherwise to comply with a material term of the Construction Contract.

§ 14.4 Owner Default. Failure of the Owner, which has not been remedied or waived, to pay the Contractor as required under the Construction Contract or to perform and complete or comply with the other material terms of the Construction Contract.

§ 14.5 Contract Documents. All the documents that comprise the agreement between the Owner and Contractor.

§ 15 If this Bond is issued for an agreement between a Contractor and subcontractor, the term Contractor in this Bond shall be deemed to be Subcontractor and the term Owner shall be deemed to be Contractor.

S-1862/AS 8/10

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT F — ILLUSTRATION OF PRODUCT PRICE CALCULATION

Single Project Price:
	Allocation	Quantity	Capacity (W)
[***] panels	30.4%	41,760	[***]
[***] panels	69.6%	95,760	[***]

Total panels	100%	137,520	[***]

	Price	Cost per unit	Cost per W
Product Price $s [***]	[***]	[***]	[***]
Product Price $s [***]	[***]	[***]	[***]

Total Product Price	[***]	[***]	[***]

Two Project Price:
	Allocation	Quantity	Capacity (W)
[***] panels	30.4%	41,760	[***]
[***] panels	69.6%	95,760	[***]

Total panels	100%	137,520	42,422,400

	Price	Cost per unit	Cost per W
Product Price $s [***]	[***]	[***]	[***]
Product Price $s [***]	[***]	[***]	[***]

Total Product Price	31,392,576	[***]	[***]

Master Supply Agreement – [***]	6

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT G — OWNER QUALITY ASSURANCE REQUIREMENTS

Master Supply Agreement – [***]	7

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

MTR - Appendix G	Southern Company

SQAR-2

SUPPLIER QUALITY ASSURANCE REQUIREMENTS

(REV. 14, 06/06/2012)

1.0	SCOPE

SQAR-2, Supplier Quality Assurance Requirements, establishes the minimum quality program requirements the Supplier shall comply with when providing the specified equipment, material, and/or services to the Purchaser but does not limit/preclude any other requirements the Purchaser may establish in other documents.

2.0	GENERAL

The quality assurance requirements described in this document, the surveys, audits, and surveillances, or the absence or lack thereof or deficiency therein, shall in no way relieve the Supplier (Contractor) of any contractual obligations or responsibilities.

All documents, including drawings and specifications, are considered part of the purchase order (PO) requirements when specified or referenced. Document revisions are effective as of the PO issue date unless otherwise stated.

3.0	SUPPLIER’S QUALITY PROGRAM

The Supplier of the specified equipment, material, and/or services shall establish, document, and maintain a quality program that meets the requirements of this SQAR document and provides any additional controls necessary to ensure compliance with the Purchaser’s procurement documents.

The Supplier’s quality program shall identify the Supplier’s representative authorized to resolve quality matters. The Supplier’s inspectors shall be personnel other than those performing the work and who do not report directly to supervisors responsible for production.

Subcontractors, subsuppliers, and manufacturing locations not included in the Supplier’s proposal must be approved in writing by the Purchaser. The Purchaser may require review and approval of manufacturing facilities and/or quality programs of subsuppliers and/or subcontractors in some cases. The Supplier shall be responsible for ensuring the quality of all equipment, material, and/or services obtained from subsuppliers or work performed by subcontractors meets the requirements of the Purchaser’s procurement documents. All applicable requirements of the Purchaser’s procurement documents shall be provided to the subsuppliers or subcontractors.

Southern Company – SUPPLIER QUALITY ASSURANCE REQUIREMENTS
Originator: Vendor Quality Manager	Document No.: SQAR-2	Revision: 14 [06/06/12]	Page 1 of 10

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Southern Company

3.1	Supplier’s Quality Manual

The Supplier shall have a quality manual that has been reviewed, approved, and signed by a Supplier’s senior management official. The Supplier shall periodically review and update the manual to reflect current quality policies and procedures. The period for review may be established by the Supplier’s management but is not to exceed 2 years. The manual shall contain, but is not limited to, the following:

3.1.1	Quality Organization

The manual shall define the organizational structure of the Supplier, with particular emphasis on the quality assurance/quality control (QA/QC) organization. The QA/QC responsibilities shall be defined. The manual shall include an organizational chart that identifies the QA/QC organization. This chart shall identify the reporting level to a sufficiently high level of management that quality problems can be resolved without undue influence from production or scheduling processes.

3.1.2	Documented Procedures

The Supplier shall have documented procedures for the following functions, as applicable. These procedures shall provide for appropriate controls with objective evidence to verify the controls have been satisfactorily performed. The procedures shall be included in the Supplier’s quality manual or described and referenced in the manual.

3.1.2.1	Design

The Supplier shall have procedures that control the design process, including design review, to ensure applicable design criteria, codes, regulations, standards, and contractual requirements are correctly translated into specifications, drawings, procedures, and instructions that clearly and precisely reflect the requirements of the procurement documents. Design changes, including field changes, shall be subject to the same measures applied to the original design. Design documents shall reflect the final as-built conditions as provided by the Supplier.

3.1.2.2	Procurement Control

The Supplier shall have procurement controls that ensure purchased equipment, materials, and/or services meet the Purchaser’s specifications. These controls shall include the procedures for evaluation of the capabilities and reliability of subsuppliers’ and subcontractors’ items the Purchaser considers could have a significant quality impact on the end product.

Southern Company – SUPPLIER QUALITY ASSURANCE REQUIREMENTS
Originator: Vendor Quality Manager	Document No.: SQAR-2	Revision: 14 [06/06/12]	Page 2 of 10

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Southern Company

3.1.2.3	Document Control

The Supplier shall have measures to control the issuance of and changes to documents such as instructions, specifications, POs, procedures, and drawings. The Supplier shall ensure documents are reviewed for adequacy, approved for release by authorized personnel, and distributed to the appropriate work location(s). The Supplier shall ensure changes to documents receive the same level of review, approval, and distribution as the original documents. All changes shall be processed in writing, and all obsolete documents shall be removed promptly from all points of issue and use or be adequately marked to identify their status.

3.1.2.4	Material Control

The Supplier shall have a material control system that identifies each item (lot, component, or part) to prevent improper use. Such identification shall relate the item to its design drawing, specification, or other descriptive information throughout its production, receipt, installation, repair, and/or modification.

Throughout the manufacturing process, materials shall be controlled to prevent improper or inadvertent use.

3.1.2.5	Inspection and Testing

The Supplier shall have an inspection program that includes receiving, in-process, and final inspections. Procedures used to control inspections shall include the characteristics to be inspected, examined, or tested and the acceptance criteria used.

The Supplier shall include, as part of the inspection program, the necessary documentation of the inspection activities by use of forms, reports, tags, or other suitable means.

•	Receiving inspection shall include checking of material verification documents and physical examinations of the material/equipment.

•	In-process inspection shall include necessary verification that procedures for special processes are being used when applicable and that physical examinations of the material/equipment are being conducted.

•	Final inspection shall include verification that all required records and documents are complete and that physical examination of the material/equipment has been made.

The Supplier shall have a system to indicate the inspection status of each item being inspected by use of stamps, tags, travelers, or other suitable means. The system shall contain provisions for mandatory hold points that may be required by the Supplier, Purchaser, or Authorized Inspector.

If testing is required, the Supplier shall have documented testing procedures and shall perform the tests to ensure the end product meets the requirements of the procurement documents. Test results shall be documented and made available to the Purchaser.

Southern Company – SUPPLIER QUALITY ASSURANCE REQUIREMENTS
Originator: Vendor Quality Manager	Document No.: SQAR-2	Revision: 14 [06/06/12]	Page 3 of 10

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Southern Company

3.1.2.6	Nonconforming Items and Corrective Action

The Supplier shall have procedures for identifying and controlling nonconforming items. These procedures shall establish personnel responsibilities and authority for disposition of those items. The procedures shall also establish methods for investigating each nonconformance and initiating corrective action to prevent recurrence. These measures shall also establish methods to verify repair, rework, or disposal of the nonconforming items and the subsequent reinspection and/or retesting as required to ensure compliance with procurement documents. Records shall be maintained to document the nature, extent, and disposition of the nonconforming items and the corrective action to prevent recurrence. The Purchaser shall have access to such records.

3.1.2.7	Quality Records

The Supplier shall have procedures for identifying quality records (such as material test reports or inspection records) to be maintained and/or retained. The quality record procedures shall indicate the personnel responsible for retrieval, retention, and disposition of quality records.

3.1.2.8	Control and Calibration of Measuring and Test Equipment

At prescribed intervals or prior to each use, all measuring and testing equipment and devices used for inspection or testing shall be calibrated and adjusted against certified equipment having a known valid relationship to nationally recognized standards. When no national standards exist, the basis employed for calibration shall be documented. The Supplier shall identify measuring and test equipment and provide a tag, sticker, or other suitable means to show the calibration status. The Supplier shall maintain testing and calibration records and make them available to the Purchaser.

The Supplier shall have a process for verifying the confidence of the measurement methods used. A measurement method is not defined as the capability of the measurement device, but rather the method in which the measurement device is used. The Supplier must identify variables of the measurement methods, which may include variables of personnel, chosen measurement devices, and how the part is secured in the measuring device. This process shall document that the measurement method is proven to be repeatable and reproducible using methods such as gauge repeatability and reproducibility (R&R).

Southern Company – SUPPLIER QUALITY ASSURANCE REQUIREMENTS
Originator: Vendor Quality Manager	Document No.: SQAR-2	Revision: 14 [06/06/12]	Page 4 of 10

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Southern Company

3.1.2.9	Control of Manufacturing and Special Processes

Manufacturing activities affecting the quality of the specified equipment, material, and/or service shall be prescribed by documented instructions, procedures, or drawings of a type appropriate to the circumstances and shall be accomplished in accordance with these documents. These documents shall include appropriate quantitative or qualitative criteria for determining that the prescribed manufacturing activities have been satisfactorily accomplished.

The Supplier shall establish written procedures to provide controls to ensure special processes (such as welding, heat-treating, and nondestructive examination [NDE]) are accomplished under controlled conditions by qualified personnel and equipment. Both procedures and equipment shall be used in accordance with the applicable codes, standards, and specifications. The Supplier shall maintain documentation for currently qualified personnel, processes, and equipment according to the requirements of applicable codes and standards. The actual process procedures, such as welding procedures and associated qualifications, should not be a part of the quality manual.

The Supplier shall have processes in place to verify controls of manufacturing equipment. The process shall establish target settings with control specification limits. The process shall include a verification process to ensure correct equipment settings prior to production runs. The process may include use of product measurement data to determine process control of the manufacturing equipment.

3.1.2.10	Preventive Maintenance

The Supplier shall have a program in place to identify, schedule, and manage all preventive maintenance activity on equipment that affects quality. This program should have documented records of preventative maintenance plans versus actual activity.

3.1.2.11	Handling, Storing, Packaging, and Shipping

The Supplier shall establish and maintain a system for handling, storing, preserving, packaging, and shipping all materials and equipment from the time of receipt through the manufacturing process to protect the quality of products and prevent damage, deterioration, or loss. The system shall include provisions for protection and identification of the product until delivery to the Purchaser.

Southern Company – SUPPLIER QUALITY ASSURANCE REQUIREMENTS
Originator: Vendor Quality Manager	Document No.: SQAR-2	Revision: 14 [06/06/12]	Page 5 of 10

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Southern Company

4.0	QUALITY PROGRAM DOCUMENTATION

4.1	Documentation Required with Proposal: Quality Manual

Within 30 days of Notice-to-Proceed with manufacturing or as designated in the Vendor Document Submittal Schedule (VDSS), the Supplier shall submit to the Purchaser a current and uncontrolled copy of the Supplier’s quality manual, described in 3.1, Supplier’s Quality Manual, applicable to the work to be accomplished. If requested by the Purchaser, the Supplier is also required to submit a copy of the Supplier’s quality manual at other times. In lieu of submitting additional manuals, the Supplier may reference previous Purchaser-approved quality manuals, including revision number, revision date, and Purchaser’s project.

The Purchaser may elect not to retain a copy of the Supplier’s quality manual after the PO has been placed.

4.2	Documentation Required Upon Delivery: Quality Documentation List

If required by procurement documents, the Supplier shall prepare and deliver a documentation package to the construction site or operating plant. During preparation for final inspection and shipment, the Supplier shall compile the documentation package as defined in the General Specifications, Supplemental Specifications, and/or VDSS. The documentation package shall be a bound document with covers, tabs, and an index showing the documents contained therein. Any items referenced in the procurement documents not applicable to the order shall be listed in the index and indicated as not applicable (N/A). The Supplier shall maintain a copy of the documentation package for a minimum of 3 years after delivery of the equipment, material, and/or services. The specifications may require electronic submitals, which shall meet the same format requirements noted above. If not specifically addressed in the purchase documents, one bound copy and one electronic copy will be submitted at final shipment. The documentation package shall be submitted in accordance with requirements included in the specifications, which may specify delivery of a bound copy to a physical address or an electronic copy uploaded to an electronic document depository such as PIMS.

Before releasing shipments for delivery, the Purchaser’s quality representative (if shop surveillance is performed) will review the required quality documentation package, along with the records and reports contained in it. Upon completion of his or her review, the Purchaser’s quality representative will sign and date the cover page or index. In the case of multiple shipments, a single documentation package included with the last shipment may be acceptable, providing this single package does not conflict with requirements contained in the procurement documents. Any documents required in the documentation package to be reviewed and signed by the quality representative during the course of surveillance activities shall have the signed copy included in the documentation package submitted to the Purchaser.

Southern Company – SUPPLIER QUALITY ASSURANCE REQUIREMENTS
Originator: Vendor Quality Manager	Document No.: SQAR-2	Revision: 14 [06/06/12]	Page 6 of 10

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Southern Company

5.0	QA SURVEYS, AUDITS, AND SURVEILLANCE

5.1	General

The Purchaser or its authorized representative shall be provided free access to the Supplier’s and/or subsuppliers’ facilities to conduct QA surveys, audits, surveillance/inspections, and to witness tests. This access shall be provided at no additional cost to the Purchaser. The Supplier shall cooperate with the Purchaser in the performance of this work.

5.2	QA Surveys

A QA survey to evaluate the Supplier’s facilities and quality capabilities may be conducted at any time, but will normally be made before the PO is awarded or prior to the start of manufacturing. Subsuppliers’ facilities shall also be subject to QA surveys by the Purchaser.

5.3	QA Audits

The Supplier’s quality program shall be subject to auditing by the Purchaser. Such audits will vary depending upon the Supplier’s performance, past records, the results of surveillance, and other factors. The Supplier shall respond to all audit findings in writing within 30 days after receipt of the audit report. The audit report will provide instructions for responding to audit findings. Responses to reports of nonconforming items shall be documented and corrective action accomplished within a timetable agreed upon by the Purchaser and the Supplier. Subcontractors shall also be subject to audit by the Purchaser.

5.4	Quality Surveillance

5.4.1	General

Quality surveillance shall be defined as the selective review, observation, and evaluation of processes, procurement, manufacturing operations, testing, material, equipment, quality systems, and programs to determine the Supplier’s compliance with the Purchaser’s procurement documents.

The Supplier’s and any subsupplier’s and/or subcontractor’s work and procedures shall be subject to surveillance by the Purchaser or any authorized representative of the Purchaser. Surveillance and inspections shall be performed at the Purchaser’s discretion and may include, but are not limited to, the preestablished witness and hold points defined in the contract documents. The Purchaser reserves the right to follow the progress of the work and the manner in which it is performed.

Any defects found during surveillance or tests shall be repaired by the Supplier at no extra cost to the Purchaser. The Purchaser shall have the authority to reject materials or suspend any work not being performed in accordance with the Purchaser’s specifications.

Southern Company – SUPPLIER QUALITY ASSURANCE REQUIREMENTS
Originator: Vendor Quality Manager	Document No.: SQAR-2	Revision: 14 [06/06/12]	Page 7 of 10

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Southern Company

5.4.2	Initial Visit

Prior to the start of manufacturing, the Purchaser’s quality representative may perform an initial surveillance visit (initial visit) with the Supplier and review the procurement documents and surveillance requirements. During this visit, the Purchaser’s quality representative and the Supplier will review the witness and hold points schedule established by the procurement documents.

5.4.3	Manufacturing Schedule

The Supplier shall provide a manufacturing schedule to the Purchaser through e-mail 30 days after award of the PO. The schedule shall be in a format agreed upon by the Purchaser. E-mail addresses will be supplied in the Supplemental Specifications, but shall include [***]. At a minimum, the manufacturing schedule shall include the following:

•	Shop order number.
•	Purchaser’s plant name.
•	Unit number.
•	Section or component.
•	Witness and hold points as required by the Purchaser.

The Supplier shall issue an updated manufacturing schedule to the Purchaser when monthly schedule changes are made. The Supplier shall notify the Purchaser of any delays during fabrication and shall have approval before changing fabrication schedule.

In addition to the requirements stated above, the Supplier shall provide a current copy of the Supplier’s schedule to the Purchaser’s quality representative at the initial visit to be used to schedule the surveillance activities. This schedule shall include all witness and hold points established in the Supplier’s inspection and test plan (ITP) and any additional preestablished witness and hold points specified in the Purchaser’s procurement documents and/or initial visit.

5.4.4	Manufacturing Procedures

Documented manufacturing procedures and special processes shall be available for review by the Purchaser’s quality representative prior to the start of the manufacturing process.

5.4.5	Surveillance Notification

Witness and hold points are critical steps in the manufacturing and testing of equipment.

Southern Company – SUPPLIER QUALITY ASSURANCE REQUIREMENTS
Originator: Vendor Quality Manager	Document No.: SQAR-2	Revision: 14 [06/06/12]	Page 8 of 10

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Southern Company

witness point – A point, also called an observation point, that provides the Purchaser with the opportunity to witness the inspection or test or aspect of the work at the Purchaser’s discretion. The Purchaser’s quality representative may elect to waive the right to observe the witness point, but the Supplier is not thereby relieved of quality responsibilities. Manufacturing may proceed if the Purchaser’s quality representative waives a preestablished witness point or if the Purchaser’s representative is not present after the Purchaser was notified of witness point as required by section 5.4.5.

hold point – A point beyond which work may not proceed without the authorization of the Purchaser. Manufacturing shall not proceed if the Purchaser’s quality representative is not present to observe a preestablished hold point that has not been previously waived in writing by the Purchaser.

The Purchaser’s quality representative shall have notification from the Supplier in sufficient time (a minimum of 5 working days for North American facilities, and a minimum of 10 working days for facilities outside North America) to ensure witness or hold points may be observed. The Supplier shall notify the Purchaser via e-mail to, but not limited to, the following address: [***]. The Supplier shall schedule work to ensure witness and hold points do not occur on weekends or U.S. national holidays. The Supplier is also responsible for ensuring the Purchaser is notified of witness and hold points performed by subsuppliers.

The Purchaser reserves the right to establish additional witness and hold points during the course of the work if quality concerns become evident. These additional witness points shall be provided at no additional cost to the Purchaser.

5.4.6	Quality Surveillance Deficiency Report

When deficiencies are found in the Supplier’s quality program or quality of work, the Purchaser or the Purchaser’s representative may issue a quality surveillance deficiency report (QSDR) to the Supplier. The Supplier must formally respond to the QSDR within 10 days of issuance with a proposed plan of action or action taken. The Supplier’s response shall be sent to [***] as well as the Purchaser’s representative. If circumstances require, the Supplier may be instructed not to proceed with the next step in manufacturing until resolution of the QSDR and signoff by the Purchaser. Release-for-shipment shall not be granted for any material/equipment affected by an open QSDR.

5.4.7	Supplier Requests for Deviations From Quality Requirements

After award of an order and prior to incorporating any deviation to the specifications or the PO in the final design or fabrication of the product, the Supplier shall request and obtain written approval of the deviation from the Purchaser. The request for approval shall be made using form titled Vendor Deviation Request, which is required to be submitted and processed through Southern Company’s Project Information Management System (PIMS) as otherwise designated for projects not using PIMS.

Southern Company – SUPPLIER QUALITY ASSURANCE REQUIREMENTS
Originator: Vendor Quality Manager	Document No.: SQAR-2	Revision: 14 [06/06/12]	Page 9 of 10

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Southern Company

5.4.8	Release for Shipment

If the requirements of these procurement documents have not been fulfilled, the Purchaser’s quality representative shall have the authority to refuse release of shipment. Shipments not properly released by the Purchaser’s quality representative shall be subject to return to the Supplier at the Supplier’s expense. Normal payment may be withheld until the problem is resolved.

Southern Company – SUPPLIER QUALITY ASSURANCE REQUIREMENTS
Originator: Vendor Quality Manager	Document No.: SQAR-2	Revision: 14 [06/06/12]	Page 10 of 10

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SCHEDULE 1.1 – PRODUCT SPECIFICATIONS

Master Supply Agreement – [***]	8

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SCHEDULE 3.1 – FORM OF PURCHASE ORDER

In addition to the terms set out in the Agreement, the following specific terms and conditions shall apply for this Purchase Order.

Description of Products (incl. manufacturer part numbers):	[***]

Purchase Price:

[***] (for single project) or US$31,392,576 (for both projects)

DDP construction site [***]

All taxes, fees and other public charges incurred upon and as a result of the Delivery shall be paid by Customer and shall be the sole responsibility of Customer.

The Product Price is exclusive of any and all taxes, Value Added Tax, and Goods and Services Tax. To the extent that REC is obligated to pay any such taxes to any authority, the amount paid shall be reimbursed by Customer upon REC’s invoicing, on ordinary agreed payment terms.]

Quantity(-ies) of Products to be delivered:	[***]

Delivery Dates:	Delivery Date means the date of Delivery of the Products by REC set forth in this Purchase Order. The Delivery Date for the Products shall be See delivery schedule attachment

Ship-to address of project construction site: Delivery terms:

[***]

REC may deliver Products prior to the Delivery Date and may make partial deliveries of the Products. The risk of loss and damage to Products shall pass to Customer on Delivery.

DDP construction site [***]

Customer shall be deemed to have taken delivery of the Products on the Delivery Date even if Customer or its freight forwarded carriers, fails to physically take delivery of the Products on or after the Delivery Date, in which event Customer shall, in addition to the Product Price, be liable to compensate REC for the costs incurred by REC arising from such failure, including without limitation, storage, transportation and man-handling costs.

Miscellaneous (if applicable):	Payment please see spreadsheet showing payment schedule

Master Supply Agreement – [***]	9

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

By completing this Purchase Order, the Customer agrees to purchase, and REC agrees to deliver, Products on the term and conditions set out in the Agreement and in this Purchase Order.

Date:	Date:

REC AMERICAS LLC	POWERSECURE SOLAR, LLC
By:	By:	/s/ Benjamin Schneider
Name:	Name:	Benjamin Schneider
Title:	Title:	Vice President-General Manager

Master Supply Agreement – [***]	10

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SCHEDULE 10.1 – LIMITED WARRANTY CERTIFICATE

Master Supply Agreement – [***]	11

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Page 1/2

REC

Limited Warranty Certificate for

REC Peak Energy Modules1

(valid as of September 1, 2011)

This Limited Warranty covers all modules with the REC Peak Energy name (as defined above) sold after September 1, 2011 or later and is valid only in North America, Central America and South America2.

REC MODULES PTE, LTD. (hereafter the ‘Warrantor’ or REC) issues the following voluntary warranty to the end-user who purchased the Productin one of the above mentioned countries and put the Product into use for the first time (the ‘Original End-User’). In addition to the rights under this Limited Warranty, the Original End-User may be entitled to statutory warranty rights under applicable national laws which shall not be affected or limited in any way by this Limited Warranty.

I.	Product Warranty

Subject to the terms and conditions of this Limited Warranty, REC warrants that the Products:

•	Are free from defects in material and workmanship for a period of 10 years from the date of purchase by the Original End-User (not exceeding a maximum period of 10.5 years from the date of production as identified on the Product) (the ‘Warranty Period’) if installed and used in accordance with the installation instructions available to download from www. recgroup.com.

•	Will remain safe and operational if cable and connector plugs are installed professionally and are not permanently positioned in water; provided however, that damage to the cable caused by abrasion on a rough surface due to insufficient fixing or to unprotected running of the cable over sharp edges is excluded. Damage caused by animals is also excluded.

•	Will not experience freezing up of the aluminum frames if installed correctly.

The outer appearance of the Product, including scratches, stains, rust, mould, discoloration and other signs of normal wear and tear, which occurred after delivery or installation, do not constitute defects, provided the functionality of the Product is not affected. Glass breakage constitutes a defect only if not caused by any external influence.

If a defect occurs during the Warranty Period affecting the functionality of the Product, REC will, at its sole option:

•	Repair the defective Product.

•	Replace the Product with an equivalent product.

•	Refund the current market price of an equivalent product at the time of the claim.

II.	Power Output Warranty

Subject to the terms and conditions of this Limited Warranty, REC warrants that the actual power output of the Product will reach at least 97% of the nameplate power out specified on the Product during the first year (calculated from the date of production as identified on the Product). From the second year, the actual power output will decline annually by no more than 0.7% for a period of 24 years, so that by the end of the 25th year, an actual output of at least 80.2% of the nameplate power out specified on the Product will be achieved.

This Power Output Warranty covers only reduced performance due to natural degradation of the glass, the solar cell, the embedding foil, the junction box and interconnections under normal use.

If the Product does not reach the warranted power output levels set out above when measured by the Warrantor or by an independent measuring institute agreed to prior to testing by the Warrantor, under standard test conditions (IEC 61215) and taking into account a ±3% tolerance range, then REC will, at its sole option:

•	Repair the Product

•	Replace the Product with an equivalent product or to supply additional modules as necessary to achieve the warranted percentage of specified power output.

•	Refund the current market price of an equivalent product at the time of the claim

1	excluding modules showing “Q3” as part of the product name.
2	Defined as all member states of the Organization of American States, OAS.

Rev. G.3, 06.12	This warranty is only applicable in the member states of the Organization of American States, OAS

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Page 2/2

III.	Warranty Conditions, Limitations and Exclusions

1.	This Limited Warranty is not transferable by the Original End-User, except to a subsequent owner of the solar power facility at which the Product was originally installed and remains installed, provided that this solar power facility has not been altered in any way or moved from the structure or property at which it was originally installed.

2.	Notification of a warranty claim hereunder must be given without undue delay after detection of the defect and prior to the expiration of the applicable Warranty Period and in accordance with the procedure as set out in section IV below.

3.	Please note that this Limited Warranty does not cover, nor will the Warrantor reimburse, any on-site labor or other costs incurred in connection with the de-installation or removal of defective Products, transport or the reinstallation of replaced or repaired Products or any components.

4.	The Warrantor may use remanufactured or refurbished parts or products when repairing or replacing any Products under this Limited Warranty. Any exchanged or replaced parts or Products will become the property of REC. The Warranty Periods set out in sections I. and II. above will not be extended in any way in the event of a replacement or repair of a Product.

5.	This Limited Warranty requires that the Product is installed according to the latest safety, installation and operation instructions provided by REC and does not apply to damage, malfunction, power output or service failures which have been caused by: (a) repair, modifications or removal of the Product by someone other than a qualified service technician; (b) any improper attachment, installation or application of the Product or (c) abuse, misuse, accident, negligent acts, power failures or surges, lightning, fire, flood, accidental breakage, actions of third parties and other events or accidents outside REC’s reasonable control and/or not arising under normal operating conditions.

6.	This Limited Warranty is provided voluntarily and free of charge and does not constitute an independent guarantee promise. Therefore, if any defect materially affects the functionality of the Product or results in a power output below the warranted levels, the Original End-User’s remedies are limited exclusively to the remedies set out under sections I. and II. in the warranty cases specified herein. REC ASSUMES NO WARRANTIES, EXPRESS OR IMPLIED, OTHER THAN THE WARRANTIES MADE HEREIN AND SPECIFICALLY DISCLAIMS ALL OTHER WARRANTIES, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. REC EXCLUDES ALL LIABILITIES FOR ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES FROM THE USE OR LOSS OF USE OF THE PRODUCTS TO PERFORM AS WARRANTED; INCLUDING BUT NOT LIMITED TO DAMAGES FOR LOSS OF POWER, LOST PROFITS OR SAVINGS NOR EXPENSES ARISING FROM THIRD-PARTY CLAIMS. This does not apply to the extent the Warrantor is liable under applicable mandatory product liability laws or in cases of intent or gross negligence on the part of the Warrantor.

7.	This Limited Warranty shall be governed by and construed in accordance with the laws of the State of California without giving effect to its conflict of laws provisions. The United Nations Convention on Contracts for the International Sale of Goods (1980) shall not apply to or govern this Limited Warranty or any aspect of any dispute arising there from.

IV.	Warranty Claim Procedure

Claims under this Limited Warranty must be made by notifying the authorized distributor or seller where the Product was first purchased. A claim may be registered at:

www.recgroup.com/warranty

For a Warranty Claim to be processed, proof of the original purchase of the Product and any subsequent sales including transfer of this Warranty need to accompany the claim. The claim must include a description of the alleged defect(s) as well as the Product’s serial number(s). Prior to returning any Products or components to REC an RMA (Return Merchandise Authorization) number is required, which may be obtained by contacting REC via the aforesaid address.

This warranty is valid for Products sold on or after September 1, 2011.

******

This warranty is only applicable in the member states of the Organization of American States, OAS	Rev. G.3, 06.2012

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SCHEDULE 19.5—REPRESENTATIVES OF THE PARTIES

The representatives of the Parties with responsibility for the administration of this Agreement are:

REC company:	REC Americas LLC
Postal address:	3592 Sacramento Drive, Ste 170 San Luis Obispo, CA 93401 USA
Telephone:	877-332-4087
Attention:	[***]
E-mail:	[***]

Customer:	POWERSECURE SOLAR, LLC
Postal address:	1609 Heritage Commerce Court
Wake Forest, NC 27587
Telephone:	919-556-3056
Attention:	[***]
E-mail:	[***]

Master Supply Agreement – [***]	12